UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULED 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                 X
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec.240.14a-12

Edison International

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
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(2)    Aggregate number of securities to which transaction applies:
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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
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(4)    Proposed maximum aggregate value of transaction:
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(5)    Total fee paid:
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[ ]    Fee paid previously with preliminary materials.
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[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount previously paid:
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(2)    Form, Schedule or Registration Statement No.
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(3)    Filing Party:
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(4)    Date Filed:
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The following email was sent to elected officers of Edison International and Southern California Edison Company on March 29, 2016:

Subject: Please Vote Your Edison International Shares
To: Edison International and Southern California Edison Officers

By now you should have received the proxy materials for the Edison International annual meeting of shareholders to be held on April 28, 2016. The proxy materials were delivered to you in one of three ways:

1.
Notice of Internet Availability (by mail) – A one page notice with instructions on how to access the proxy materials and vote your shares online using the control number listed on the notice. This is the default method of delivery unless you elected to receive an email with a link to the materials or a package with the full set of materials.

2.
Notice of Internet Availability (by email) – An email notifying you that the proxy materials are available with a link to access the materials and vote your shares online.  The email and/or link will include the control number needed to vote your shares.  You may have received an email (instead of a notice by mail) from your broker, or from Morgan Stanley for shares in your stock plan account, if you previously elected to receive shareholder communications by email.

3.
Full Set of Materials (by mail) – A package of materials that includes the printed Proxy Statement, Annual Report and proxy card. You may vote your shares by returning the completed proxy card by mail or by voting your shares online using the control number listed on the proxy card.

If you own Edison International shares in more than one account, you may receive your proxy materials in more than one format. Each account will contain a unique control number for you to vote the shares held in the specific account. For your vote to be fully counted, please make sure to vote the shares held in each account.
The proxy materials for the annual meeting are available on our website at www.edison.com/annualmeeting. If you are unable to locate the notice, email or proxy card for shares owned in a Wells Fargo account or through the Edison 401(k) Savings Plan, please contact Keith Larson for assistance at keith.larson@sce.com or (626) 302-6511.

Your vote is very important, and voting is easy. If you have not yet voted, please remember to vote your shares. The deadline to vote online is 9:00 p.m. Pacific Time on Tuesday, April 26 for shares owned through the Edison 401(k) Savings Plan and 9:00 p.m. Pacific Time on Wednesday, April 27 for all other shares.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary